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                                                                  EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of uWink, Inc. (the "Company") on Form 10-QSB for the quarter ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Nolan. Bushnell, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 24, 2004                            /S/ NOLAN K. BUSHNELL
                                              ---------------------------------
                                              Nolan K. Bushnell
                                              Chief Executive Officer and
                                              Chief Financial Officer